UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2018

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On March 6, 2018, the Compensation Committee of Vishay's Board of Directors approved the 2018 base salaries for Vishay's Executive Officers.

The base salaries for 2018 are set forth below, with approximate U.S. dollar equivalents based on the average exchange rate for 2017:

Name	Positions Held	2018 Base Salary
Marc Zandman	Executive Chairman of the Board, Chief Business Development Officer, and President - Vishay Israel Ltd	ILS 3,604,764 (approximately $1,000,000) (1)
Dr. Gerald Paul	President and Chief Executive Officer	€999,485 (approximately $1,130,000) (2)
Lori Lipcaman	Executive Vice President and Chief Financial Officer	€418,462 (approximately $470,000) (2)
Johan Vandoorn	Executive Vice President and Chief Technical Officer	€469,970 (approximately $530,000) (2)
David Valletta	Executive Vice President Worldwide Sales	$512,419
Clarence Tse	Executive Vice President Business Head Semiconductors	TWD 17,616,230 (approximately $580,000) (3)
Joel Smejkal	Executive Vice President Business Head Passive Components	$335,107
Werner Gebhardt	Executive Vice President Global Human Resources	€ 242,742 (approximately $270,000) (2)

(1) Salary will be paid in Israeli shekels
(2) Salary will be paid in euro
(3) Salary will be paid in new Taiwan dollars

The forms of the Executive Officer Restricted Stock Unit Agreement and the Restricted Stock Unit Agreement were modified to address certain matters in the recently executed executive officer employment agreements and applicable regulatory updates.  The forms of these agreements are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Vishay Intertechnology, Inc. Form of Executive Officer Restricted Stock Unit Agreement.
10.2	Vishay Intertechnology, Inc. Form of Restricted Stock Unit Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2018

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer